UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04627
Name of Registrant:	Vanguard Convertible Securities Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: November 30
Date of reporting period: December 1, 2013 – May 31, 2014
Item 1: Reports to Shareholders

Semiannual Report | May 31, 2014

Vanguard Convertible Securities Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	11
Performance Summary.	13
Financial Statements.	14
About Your Fund’s Expenses.	29
Trustees Approve Advisory Arrangement.	31
Glossary.	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMSVanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended May 31, 2014
Total
Returns
Vanguard Convertible Securities Fund	6.50%
Convertibles Composite Index	7.03
Convertible Securities Funds Average	6.52
For a benchmark description, see the Glossary.
Convertible Securities Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
November 30, 2013, Through May 31, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Convertible Securities Fund	$14.64	$14.28	$0.282	$0.965

Chairman’s Letter

Dear Shareholder,

Despite a few hiccups in early spring, global convertible securities produced solid returns for the six months ended May 31, 2014.

Vanguard Convertible Securities Fund returned 6.50% for the period. This result trailed that of the benchmark index but was in line with the average return of the fund’s peers.

Convertibles are hybrid securities that have bond-like traits as well as the potential to deliver some of the upside of investing in stocks. In rising stock markets, convertibles can benefit if the value of their underlying stocks increases. They can also provide downside protection during periods of stock market weakness. Of course, there are also risks associated with convertible securities. For example, they tend to have lower credit quality than investment-grade bonds.

During the six months, investor demand for convertibles was strong. New issuance of global convertibles totaled $44.2 billion; the figure for the same period last year was $36.1 billion. International issuance outpaced that of the United States, which makes up the largest share of the total market.

Stocks continued their rise after a momentary setback

U.S. stocks returned about 7% for the half year ended May 31. Results were positive in five of the six months, declining in January as investors focused on China’s slow growth but then resuming their spirited advance. The Standard & Poor’s 500 Index closed the period at a record high.

Although the Federal Reserve has consistently reduced its monthly stimulative bond purchases since January, investors have been encouraged by the Fed’s commitment to keeping interest rates low for an extended period.

International stocks, in aggregate, advanced about 5%. Emerging markets and the developed markets of the Pacific region showed some improvement after declines related to the slowdown in China. But they still lagged the robust performance of European stocks.

Bond yields retreated against expectations

Over the six months, the broad U.S. taxable bond market returned 3.28%. The yield of the benchmark 10-year Treasury note ended the period at 2.47%, down from 2.74% on November 30 and almost 3% on December 31. (Bond prices and yields move in opposite directions.)

Market Barometer

	Total Returns Periods Ended May 31, 2014

	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	7.71%	20.90%	18.77%
Russell 2000 Index (Small-caps)	-0.10	16.79	19.32
Russell 3000 Index (Broad U.S. market)	7.08	20.57	18.82
FTSE All-World ex US Index (International)	4.79	14.65	10.79

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	3.28%	2.71%	4.96%
Barclays Municipal Bond Index (Broad tax-exempt market)	5.63	3.05	5.59
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.04	0.07

CPI
Consumer Price Index	2.07%	2.13%	2.15%

The drop in yields has been surprising. Many investors had anticipated that yields would rise in 2014 as the economy gained strength and the Fed ratcheted back its bond buying. It’s worth remembering that these low yields imply lower future returns. As yields tumble, the scope for further declines—and increases in prices—diminishes.

Municipal bonds, which returned 5.63%, have benefited from increased investor demand for tax-exempt income and a decrease in the supply of new issues.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 3.69%.

The Fed’s target of 0%–0.25% for short-term interest rates continued to restrict money market and savings account returns.

The fund’s results mirrored those of the U.S. stock market

During the six months, the Convertible Securities Fund benefited most from the strength of the U.S. stock market. Typically, the fund’s result falls somewhere in between those of the broad U.S. stock and bond markets. For the period, however, it nearly mirrored that of the stock market, coming in less than a percentage point shy of the Russell 3000 Index’s 7% return. The fund outpaced the Barclays U.S. Aggregate Bond Index by more than three percentage points.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Convertible Securities Fund	0.63%	1.25%

The fund expense ratio shown is from the prospectus dated March 26, 2014, and represents estimated costs for the current fiscal year. For the six months ended May 31, 2014, the fund’s annualized expense ratio was 0.41%. This decrease from the estimated expense ratio reflects a performance-based investment advisory fee adjustment. When the performance is positive, the fund’s expenses increase; when it is negative, expenses decrease. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Convertible Securities Funds.

Although this overall result was strong, the period wasn’t without challenges. In March and April, escalating tensions between Ukraine and Russia and an economic slowdown in China and other emerging markets dominated headlines. The fund’s return sank below those of both the U.S. stock and bond markets and dipped into negative territory. Most global convertible securities produced lackluster results as market volatility drove investors toward higher-quality investments.

Convertible securities are generally issued by small or midsized companies with low or unrated credit quality. Those who invest in them are willing to take on their additional credit risks along with their potential to generate higher returns than conventional bonds held to maturity.

The fund tends to underweight some of the riskier yet potentially higher-returning convertibles. Its advisor, Oaktree Capital Management, L.P., is careful to select securities with more stable credit quality, reasonable yields, and low to moderate conversion premiums. But as with any investment, convertibles don’t always perform as expected in times of market volatility, underscoring why it’s so important for investors to diversify their holdings. We believe Vanguard Convertible Securities Fund can complement an already diversified portfolio.

The market turbulence in early spring didn’t erase gains from the beginning and end of the period. Interest in convertibles rose again after the Fed began reducing its stimulative bond buying. Some investors view them as a way to protect their portfolios from the potential effects of rising interest rates. Although not immune to interest rate hikes, convertibles are generally considered less vulnerable than conventional bonds because of their ties to the stock market.

Signs of improvement in global economic data, including the growth prospects for China, helped boost issuance of global convertibles, which declined after the financial crisis but has gradually recovered. In May, global issuance totaled $9.7 billion—the largest single-month increase in 2014.

Although the fund primarily holds U.S. securities, it has increased its exposure to international markets, which now offer more reasonably priced issues with good credit ratings. Approximately 23% of the fund’s assets are from outside the United States. The advisor expects to gradually increase this allocation to about 30% in coming years.

For more information on the fund’s positioning and performance during the period, please see the Advisor’s Report that follows this letter.

For better results later, pull the savings lever now

Given the nature of my job, I’m often asked for investment advice—whether I’m at an industry conference or a family gathering. The best guidance I can give? Develop good savings habits. Being a dedicated saver is the first and most important step to becoming a successful investor.

Jack Brennan, my friend and predecessor as Vanguard CEO, devoted an entire chapter to the topic of savings in his 2002 book, Straight Talk on Investing. I think it’s the most valuable chapter in a very valuable book.

As Jack noted, saving is integral to investing. Vanguard’s deeply held investment principles––goals, balance, cost, and discipline––mean nothing if you have no savings to invest in the first place.

We can’t control how the financial markets perform, but we can control how much we save. And it’s those savings that can most affect how much wealth we build.

A Vanguard research paper found that “increasing the savings rate can have substantially more positive impact on wealth accumulation than shifting to a more aggressive portfolio.” (You can read the full paper, Penny Saved, Penny Earned, at vanguard.com/research.)

Small shifts from spending to savings can make a meaningful difference. Here’s an example, similar to one Jack cites in his book: A $3 latte each business day adds up to about $750 per year. If instead of buying lattes, you invested that $750 annually and earned a 6% return including reinvested dividends, you’d end up with about $27,500 after 20 years.

There are a variety of ways to save effectively. First and foremost, if at all possible, contribute to a 401(k) plan or IRA to maximize any tax-advantaged opportunities. Whatever you do, pay yourself first. As Warren Buffett said, “Don’t save what is left after spending; spend what is left after saving.”

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
June 12, 2014

Advisor’s Report

Vanguard Convertible Securities Fund performed very well for the six months ended May 31, 2014. Convertibles participated in the strength of underlying equities when the market rallied and provided downside protection during periods of volatility.

The fund returned 6.50% for the half year, slightly below the 7.03% return of its blended benchmark—70% Bank of America Merrill Lynch All US Convertibles Index and 30% Bank of America Merrill Lynch Global 300 Convertibles ex-US Index (hedged).

Major Portfolio Changes
Six Months Ended May 31, 2014

Additions	Comments
Citrix Systems	Balanced new issue with very strong credit and an attractive
(0.5% convertible note due 04/15/19)	growth story.
Cobalt International Energy	Balanced new issue with much better equity exposure than the
(3.125% convertible note due 05/15/24)	higher-premium existing 2.625% issue.
Evonik	Balanced convertible that provides exposure to a prominent
(2.0% convertible note due 11/26/16)	German specialty chemical manufacturer.
Herbalife	Balanced new issue with a very cheap stock.
(2.0% convertible note due 08/15/19)
Qiagen	Balanced convertible with exposure to a leading supplier of
(0.375% convertible note due 03/19/19)	diagnostic systems that process and analyze biological samples.
(0.875% convertible note due 03/19/21)
Tesla Motors	Balanced new issue that provides a defensive way to participate
(1.25% convertible note due 03/01/21)	in a compelling growth story.

Reductions	Comments
Cobalt International Energy	Sold after bonds developed a high conversion premium and rotated
(2.625% convertible note due 12/01/19)	into the more balanced new issue.
Illumina	Sold after substantial appreciation and bonds developed significant
(0.25% convertible note due 03/15/16)	downside risk.
Jarden	Sold after substantial appreciation and bonds developed significant
(1.875% convertible note due 09/15/18)	downside risk.
MGM Resorts	Sold after substantial appreciation and bonds developed significant
(4.25% convertible note due 04/15/15)	downside risk.
Nokian Tyres	Sold after the convertible bond developed an unattractively high
(0% convertible note due 06/27/14)	conversion premium.
Pembina Pipeline	Sold after substantial appreciation led to a bond that didn’t provide
(5.75% convertible note due 12/31/18)	adequate protection if the share price declined.

The fund’s investment strategy is to create a highly diversified global portfolio of convertible securities. We emphasize investments in convertible bonds with relatively near-term maturities or put dates. We focus on “balanced” convertibles with reasonable yields, stable credit quality, good call protection, and low to moderate conversion premiums. We believe these securities have a favorable balance of upside potential and downside risk. The fund underweights riskier, potentially higher-return convertible preferred shares, but we consider them part of our investable universe and do make some use of them.

The fund generally does not invest in common stocks or nonconvertible debt. We do not attempt market timing and therefore are fully invested, holding only a small amount of cash for potential investments. We believe that a portfolio of attractive, carefully selected convertible securities can produce equity-type returns with lower volatility and lower structural risk over long periods.

The investment environment

The convertible bond market posted a positive return for the six months as demand remained strong. We view the convertible market as fairly valued overall, with some issues clearly trading at higher prices because of excessive investor demand.

Equity markets were volatile during the period. The Standard & Poor’s 500 Index was up 7.62%, the Russell 2000 Index was down 0.10%, and the MSCI EAFE Index rose 5.33%. Global equity markets have been inconsistent this year primarily because of geopolitical instability in Eastern Europe and concerns about near-term interest rate risks and emerging-market growth. Convertible bonds performed as expected, capturing much of the performance of equities and providing meaningful downside protection in periods of market weakness.

Over the half year, we were encouraged by the increase in new issues. Convertible bond primary markets benefited from higher equity prices and strong demand from fixed income investors. New-issue volume for the period totaled $44.2 billion, with foreign markets ($24.5 billion) slightly outpacing the United States ($19.7 billion). The total was significantly ahead of the same period last year ($36.1 billion), which is encouraging.

The new U.S. issues provided interesting investing opportunities; however, we passed on several with unattractive fundamentals or prices. The unattractive pricing was another result of very strong demand, in addition to underwriters and issuers pushing terms to expensive levels.

A rising number of BB-rated non-U.S. issues is enabling investors to gain exposure to some interesting small and midsized companies. We participated in the majority of these deals because pricing was fair, creditworthiness of the issuers was good, and we believe the underlying stocks have reasonable prospects for appreciation.

Our successes

Portfolio returns for the period were broad-based, though a number of holdings had particularly strong stock moves. The top individual contributors to fund performance were convertibles from SunEdison, SanDisk, Micron Technology, and MGM Resorts International. We had an above-average position in SunEdison, which we purchased in the fourth quarter of last year and have been profitably trimming very aggressively over the past month. Other very profitable sales were Air Lease, Dealertrack, Jarden 1.875%, and SolarCity. (SolarCity was repurchased toward the end of the period.) We used some of these proceeds to initiate positions in Ctrip, Herbalife, Jarden 1.125%, NQ Mobile, and Tesla Motors 1.25%.

Our shortfalls

Though we trailed the benchmark, we were pleased that we generally kept pace during a period when the portfolio had several winners and an absence of meaningful detractors. The biggest laggards were Medidata Solutions, Tesla Motors, RTI International Metals, Liberty Media, and NQ Mobile. One new deal,

Herbalife, has been a disappointment—its bonds declined on the announcement of a Federal Trade Commission investigation into its business model. We are holding our position because the convertible is the only debt of the company, which produced $820 million in earnings before interest, taxes, depreciation, and amortization over the last 12 months.

The fund’s positioning

We remain fully invested in a highly diversified, well-balanced portfolio of convertible securities. The fund’s investments are about 77% U.S.-based and 23% outside the United States, with the remainder in cash. We continue to ramp up our non-U.S. allocation to a target of 30%. The portfolio has an attractive current yield of 2.3% and an average credit quality of Ba3/BB-. The vast majority of issuers in the fund are doing well fundamentally and are well-positioned from a credit perspective.

Our near-term outlook is slightly cautious after convertibles’ significant outperformance in the first part of the year. It is highly unlikely that the underlying equities will continue to be such strong relative performers. Higher growth rates may induce companies to make capital expenditures or acquisitions that may be partially or totally financed through convertible placements. However, declining stock markets could reduce the pace of these placements, causing investors to become more skittish about buying and companies more hesitant to allow conversions at lower stock prices.

As usual, we will continue to sell relatively high-conversion premium holdings and some highly appreciated names and securities that we believe have risen to unattractive valuation levels. We plan to redeploy these proceeds into new and secondary-market securities with more attractive upside/downside profiles. Demand should remain very strong, and we are hopeful that new issuance will increase over the next few months.

Larry W. Keele, CFA, Principal and Founder

Jean-Paul Nedelec, Managing Director

Abe Ofer, Managing Director

Oaktree Capital Management, L.P.

June 16, 2014

Convertible Securities Fund

Fund Profile
As of May 31, 2014

Portfolio Characteristics
Ticker Symbol	VCVSX
Number of Securities	227
30-Day SEC Yield	1.92%
Conversion Premium	36.0%
Average Weighted Maturity	5.6 years
Average Coupon	2.0%
Average Duration	5.1 years
Foreign Holdings	22.8%
Turnover Rate (Annualized)	87%
Expense Ratio[1]	0.63%
Short-Term Reserves	2.6%

Distribution by Maturity
(% of fixed income portfolio)
Under 1 Year	1.8%
1 - 5 Years	60.7
5 - 10 Years	31.7
10 - 20 Years	1.9
20 - 30 Years	3.9

Distribution by Credit Quality (% of fixed
income portfolio)
AAA	0.0%
AA	0.1
A	2.0
BBB	4.1
BB	16.7
B	11.3
Below B	1.9
Not Rated	63.9
For information about these ratings, see the Glossary entry for Credit Quality.

Total Fund Volatility Measures
		DJ U.S.
		Stock
	Conv.	Market
	Comp.	Float Adj
	Index	Idx
R-Squared	0.96	0.87
Beta	1.10	0.71
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Cobalt International	Oil, Gas &
Energy Inc.	Consumable Fuels	2.1%
SanDisk Corp.	Computers &
	Peripherals	1.9
NVIDIA Corp.	Semiconductors &
	Semiconductor
	Equipment	1.8
Jarden Corp.	Household Durables	1.8
Ciena Corp.	Communications
	Equipment	1.7
Priceline Group Inc.	Internet & Catalog
	Retail	1.7
Hologic Inc.	Health Care
	Equipment &
	Supplies	1.7
Micron Technology Inc.	Semiconductors &
	Semiconductor
	Equipment	1.7
Alere Inc.	Health Care
	Equipment &
	Supplies	1.5
NuVasive Inc.	Health Care
	Equipment &
	Supplies	1.5
Top Ten		17.4%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratio shown is from the prospectus dated March 26, 2014, and represents estimated costs for the current fiscal year. For the six months ended May 31, 2014, the annualized expense ratio was 0.41%.

Convertible Securities Fund

Sector Diversification (% of market exposure)

Consumer
Discretionary	11.1%
Consumer Staples	2.7
Energy	14.4
Financials	11.4
Health Care	19.5
Industrials	8.7
Information
Technology	27.3
Materials	2.8
Telecommunication
Services	1.1
Utilities	1.0

Convertible Securities Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 30, 2003, Through May 31, 2014

For a benchmark description, see the Glossary.
Note: For 2014, performance data reflect the six months ended May 31, 2014.

Average Annual Total Returns: Periods Ended March 31, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Convertible Securities
Fund	6/17/1986	16.31%	16.58%	3.67%	4.18%	7.85%

See Financial Highlights for dividend and capital gains information.

Convertible Securities Fund

Financial Statements (unaudited)

Statement of Net Assets
As of May 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

					Market
					Value■
				Shares	($000)
Common Stocks (0.0%)
Energy (0.0%)
Halcon Resources Corp.				43,970	274
Total Common Stocks (Cost $254)					274

				Face
		Maturity		Amount
	Coupon	Date	Currency	(000)
Convertible Bonds (88.8%)
Consumer Discretionary (10.8%)
ABC-Mart Inc. Cvt.	0.000%	2/5/18	JPY	560,000	6,808
Asics Corp.	0.000%	3/1/19	JPY	150,000	1,663
Cineplex Inc. Cvt.	4.500%	12/31/18	CAD	4,253	4,079
1 Ctrip.com International Ltd. Cvt.	1.250%	10/15/18	USD	8,267	8,567
Enterprise Funding Ltd. Cvt.	3.500%	9/10/20	GBP	1,600	2,831
Iconix Brand Group Inc. Cvt.	1.500%	3/15/18	USD	10,805	15,532
Iconix Brand Group Inc. Cvt.	2.500%	6/1/16	USD	1,950	2,789
1 Jarden Corp. Cvt.	1.125%	3/15/34	USD	18,200	18,200
1 Jarden Corp. Cvt.	1.500%	6/15/19	USD	17,115	20,196
Liberty Interactive LLC	0.750%	3/30/43	USD	15,390	19,978
1 Liberty Media Corp. Cvt.	1.375%	10/15/23	USD	32,895	31,867
Lotte Shopping Co. Ltd. Cvt.	0.000%	1/24/18	KRW	4,200,000	4,119
Misarte Cvt.	3.250%	1/1/16	EUR	2,842	4,951
Newford Capital Ltd. Cvt.	0.000%	5/12/16	USD	600	635
NH Hoteles SA Cvt.	4.000%	11/8/18	EUR	1,500	2,429
1 priceline.com Inc. Cvt.	0.350%	6/15/20	USD	29,550	36,494
ResortTrust Inc. Cvt.	0.000%	7/27/18	JPY	310,000	3,559
Sekisui House Ltd. Cvt.	0.000%	7/5/16	JPY	450,000	5,973
Sogefi SpA Cvt.	2.000%	5/21/21	EUR	1,600	2,328
Steinhoff Finance Holding GmbH Cvt.	4.000%	1/30/21	EUR	4,000	6,396
Takashimaya Co. Ltd. Cvt.	0.000%	12/11/20	JPY	420,000	4,361
Tesla Motors Inc. Cvt.	1.250%	3/1/21	USD	27,175	24,831
TUI AG Cvt.	2.750%	3/24/16	EUR	36	3,529
TUI Travel plc Cvt.	4.900%	4/27/17	GBP	1,900	3,893
					236,008
Consumer Staples (2.4%)
Asahi Group Holdings Ltd. Cvt.	0.000%	5/26/28	JPY	124,000	1,703
Biostime International Holdings Ltd. Cvt.	0.000%	2/20/19	HKD	34,000	4,302
Hengan International Group Co. Ltd. Cvt.	0.000%	6/27/18	HKD	28,000	3,742

Convertible Securities Fund

				Face	Market
		Maturity		Amount	Value
	Coupon	Date	Currency	(000)	($000)
1 Herbalife Ltd. Cvt.	2.000%	8/15/19	USD	22,670	21,366
Marine Harvest ASA Cvt.	2.375%	5/8/18	EUR	5,000	7,973
Olam International Ltd. Cvt.	6.000%	10/15/16	USD	5,500	5,968
Rallye SA Cvt.	1.000%	10/2/20	EUR	3,380	5,506
Vector Group Ltd. Cvt.	2.500%	1/15/19	USD	1,390	1,849
					52,409
Energy (10.2%)
BPZ Resources Inc. Cvt.	8.500%	10/1/17	USD	9,890	11,503
Cam 2012 SpA Cvt.	5.625%	10/26/17	EUR	3,300	5,720
Cobalt International Energy Inc. Cvt.	2.625%	12/1/19	USD	6,155	5,747
Cobalt International Energy Inc. Cvt.	3.125%	5/15/24	USD	36,670	39,374
1 Emerald Oil Inc. Cvt.	2.000%	4/1/19	USD	9,790	10,059
1 Energy XXI Bermuda Ltd. Cvt.	3.000%	12/15/18	USD	18,195	17,615
Golar LNG Ltd. Cvt.	3.750%	6/7/14	USD	3,600	4,127
Goodrich Petroleum Corp. Cvt.	5.000%	10/1/32	USD	6,133	7,402
Helix Energy Solutions Group Inc. Cvt.	3.250%	3/15/32	USD	9,700	12,362
Hornbeck Offshore Services Inc. Cvt.	1.500%	9/1/19	USD	22,110	26,504
Lukoil International Finance BV Cvt.	2.625%	6/16/15	USD	5,100	5,183
SEACOR Holdings Inc. Cvt.	2.500%	12/15/27	USD	19,895	22,755
1 SEACOR Holdings Inc. Cvt.	3.000%	11/15/28	USD	8,680	8,561
Siem Industries Inc. Cvt.	1.000%	9/12/19	USD	7,200	7,290
Stone Energy Corp. Cvt.	1.750%	3/1/17	USD	24,545	30,957
Subsea 7 SA Cvt.	1.000%	10/5/17	USD	1,000	1,020
Technip SA Cvt.	0.500%	1/1/16	EUR	1,271	1,959
TMK Bonds SA Cvt.	5.250%	2/11/15	USD	2,700	2,714
					220,852
Financials (9.6%)
Alstria Office REIT-AG Cvt.	2.750%	6/14/18	EUR	2,600	3,976
American Realty Capital Properties Inc. Cvt.	3.750%	12/15/20	USD	21,295	22,320
Azimut Holding SpA Cvt.	2.125%	11/25/20	EUR	5,200	8,195
Beni Stabili SpA Cvt.	3.375%	1/17/18	EUR	1,600	2,618
BES Finance Ltd. Cvt.	3.500%	12/6/15	USD	6,100	6,576
BNP Paribas SA Cvt.	0.250%	9/21/15	EUR	4,300	6,622
BNP Paribas SA Cvt.	0.250%	9/27/16	EUR	1,500	2,346
British Land Co. Jersey Ltd. Cvt.	1.500%	9/10/17	GBP	2,200	4,322
Caja de Ahorros y Pensiones de Barcelona Cvt.	1.000%	11/25/17	EUR	4,700	7,259
CapitaCommercial Trust Cvt.	2.500%	9/12/17	SGD	4,000	3,604
CapitaLand Ltd. Cvt.	1.850%	6/19/20	SGD	1,750	1,330
1 CapitaLand Ltd. Cvt.	1.850%	6/19/20	SGD	4,500	3,419
CapitaLand Ltd. Cvt.	1.950%	10/17/23	SGD	1,500	1,227
China Overseas Grand Oceans Finance
Cayman Ltd. Cvt.	2.000%	3/21/17	HKD	31,000	4,015
Colony Financial Inc. Cvt.	5.000%	4/15/23	USD	10,800	11,482
Deutsche Euroshop AG Cvt.	1.750%	11/20/17	EUR	2,700	4,354
Deutsche Wohnen AG Cvt.	0.500%	11/22/20	EUR	4,100	5,882
Fonciere Des Regions Cvt.	3.340%	1/1/17	EUR	1,482	2,255
Forest City Enterprises Inc. Cvt.	4.250%	8/15/18	USD	19,257	21,580
Gabriel Finance Ltd. Partnership Cvt.	2.000%	11/26/16	EUR	4,100	5,667
GAGFAH SA Cvt.	1.500%	5/20/19	EUR	3,900	5,370
Gecina SA Cvt.	2.130%	1/1/16	EUR	1,973	3,395
Grand City Properties SA Cvt.	1.500%	2/24/19	EUR	2,700	4,051
Hansteen Jersey Securities Ltd. Cvt.	4.000%	7/15/18	EUR	1,100	1,840
Industrivarden AB Cvt.	0.000%	5/15/19	SEK	13,000	1,960
INTU Jersey Ltd. Cvt.	2.500%	10/4/18	GBP	1,900	3,515
National Bank of Abu Dhabi PJSC Cvt.	1.000%	3/12/18	USD	1,000	1,180

Convertible Securities Fund

				Face	Market
		Maturity		Amount	Value
	Coupon	Date	Currency	(000)	($000)
1 Portfolio Recovery Associates Inc. Cvt.	3.000%	8/1/20	USD	21,223	24,698
SBI Holdings Inc. Cvt.	0.000%	11/2/17	JPY	330,000	3,379
Shizuoka Bank Ltd. Cvt.	0.000%	4/25/18	USD	2,800	2,765
St. Modwen Properties Securities Jersey
Ltd. Cvt.	2.875%	3/6/19	GBP	2,100	3,557
Starwood Property Trust Inc. Cvt.	4.000%	1/15/19	USD	8,660	10,067
Starwood Property Trust Inc. Cvt.	4.550%	3/1/18	USD	6,015	6,917
Unite Jersey Issuer Ltd. Cvt.	2.500%	10/10/18	GBP	3,300	5,798
					207,541
Health Care (18.0%)
1 Albany Molecular Research Inc. Cvt.	2.250%	11/15/18	USD	2,155	2,612
Alere Inc. Cvt.	3.000%	5/15/16	USD	9,223	10,157
1 Allscripts Healthcare Solutions Inc. Cvt.	1.250%	7/1/20	USD	24,920	27,209
BioMarin Pharmaceutical Inc. Cvt.	0.750%	10/15/18	USD	7,535	7,615
BioMarin Pharmaceutical Inc. Cvt.	1.500%	10/15/20	USD	22,760	23,372
Brookdale Senior Living Inc. Cvt.	2.750%	6/15/18	USD	23,485	32,101
1 Cepheid Inc. Cvt.	1.250%	2/1/21	USD	13,075	13,410
1 Cubist Pharmaceuticals Inc. Cvt.	1.125%	9/1/18	USD	14,055	15,698
1 Cubist Pharmaceuticals Inc. Cvt.	1.875%	9/1/20	USD	5,115	5,732
Fluidigm Corp. Cvt.	2.750%	2/1/34	USD	770	735
HealthSouth Corp. Cvt.	2.000%	12/1/43	USD	29,790	32,173
HeartWare International Inc. Cvt.	3.500%	12/15/17	USD	9,250	10,909
Hologic Inc. Cvt.	2.000%	12/15/37	USD	8,175	10,045
Hologic Inc. Cvt.	2.000%	3/1/42	USD	23,921	26,373
1 Incyte Corp. Ltd. Cvt.	1.250%	11/15/20	USD	1,690	2,116
InterMune Inc. Cvt.	2.500%	9/15/18	USD	3,980	5,577
Medicines Co. Cvt.	1.375%	6/1/17	USD	2,915	3,533
1 Medidata Solutions Inc. Cvt.	1.000%	8/1/18	USD	18,705	19,254
Molina Healthcare Inc. Cvt.	1.125%	1/15/20	USD	24,735	30,625
Nikkiso Co. Ltd. Cvt.	0.000%	8/2/18	JPY	245,000	2,529
NuVasive Inc. Cvt.	2.750%	7/1/17	USD	28,785	32,275
Omnicare Inc. Cvt.	3.500%	2/15/44	USD	27,905	30,504
Orpea Cvt.	1.750%	1/1/20	EUR	2,687	4,818
Qiagen NV Cvt	0.375%	3/19/19	USD	2,600	2,786
Qiagen NV Cvt	0.875%	3/19/21	USD	3,600	3,913
Spectranetics Corp. Cvt.	2.625%	6/1/34	USD	11,215	11,467
Wright Medical Group Inc. Cvt.	2.000%	8/15/17	USD	18,104	24,282
					391,820
Industrials (7.6%)
1 51job Inc. Cvt.	3.250%	4/15/19	USD	3,125	3,061
Aecon Group Inc. Cvt.	5.500%	12/31/18	CAD	4,198	4,317
Air France-KLM Cvt.	2.030%	2/15/23	EUR	2,914	5,188
Air Lease Corp. Cvt.	3.875%	12/1/18	USD	7,579	11,909
Asahi Glass Co. Ltd. Cvt.	0.000%	11/14/14	JPY	50,000	488
Astaldi SpA Cvt.	4.500%	1/31/19	EUR	2,100	3,757
Balfour Beatty Finance No.2 Ltd. Cvt.	1.875%	12/3/18	GBP	4,800	7,978
China Merchants Holdings Pacific Ltd. Cvt.	1.250%	11/6/17	HKD	16,000	2,249
Daifuku Co. Ltd. Cvt.	0.000%	10/2/17	JPY	100,000	1,143
Deutsche Post AG Cvt.	0.600%	12/6/19	EUR	1,900	3,658
Ebara Corp. Cvt.	0.000%	3/19/18	JPY	173,000	2,313
GS Yuasa Corp. Cvt.	0.000%	3/13/19	JPY	220,000	2,233
GVM Debentures Lux 1 SA Cvt.	5.750%	2/14/18	EUR	2,300	3,974
Johnson Electric Holdings Ltd. Cvt.	1.000%	4/2/21	USD	2,000	2,115
Kawasaki Kisen Kaisha Ltd. Cvt.	0.000%	9/26/18	JPY	470,000	4,638

Convertible Securities Fund

				Face	Market
		Maturity		Amount	Value
	Coupon	Date	Currency	(000)	($000)
KUKA AG Cvt.	2.000%	2/12/18	EUR	2,800	5,045
1 Lufthansa Malta Blues LP Cvt.	0.750%	4/5/17	EUR	1,765	3,660
MISUMI Group Inc. Cvt.	0.000%	10/22/18	USD	4,000	4,040
Nagoya Railroad Co. Ltd. Cvt.	0.000%	10/3/23	JPY	510,000	5,799
OCI Cvt.	3.875%	9/25/18	EUR	4,000	6,025
OSG Corp. Cvt.	0.000%	4/4/22	JPY	200,000	2,416
PB Issuer No 3 Ltd. Cvt.	1.875%	10/22/18	USD	4,586	5,497
Prysmian SpA Cvt.	1.250%	3/8/18	EUR	3,300	4,982
Russel Metals Inc. Cvt.	7.750%	9/30/16	CAD	4,900	5,890
Sacyr SA Cvt.	4.000%	5/8/19	EUR	3,100	4,458
Schindler Holding AG Cvt.	0.375%	6/5/17	CHF	3,300	3,788
Siemens Financieringsmaatschappij NV Cvt.	1.050%	8/16/17	USD	2,000	2,276
Siemens Financieringsmaatschappij NV Cvt.	1.650%	8/16/19	USD	6,750	8,046
Societa Iniziative Autostradali e Servizi SpA Cvt.	2.625%	6/30/17	EUR	1,195	1,783
SolarCity Corp. Cvt.	2.750%	11/1/18	USD	10,945	13,127
Tem SAS Cvt.	4.250%	1/1/15	EUR	1,255	1,892
Tong Jie Ltd. Cvt.	0.000%	2/18/18	HKD	30,000	3,908
1 UTi Worldwide Inc. Cvt.	4.500%	3/1/19	USD	15,620	16,274
Wabash National Corp. Cvt.	3.375%	5/1/18	USD	3,865	5,343
Yamato Holdings Co. Ltd. Cvt.	0.000%	3/7/16	JPY	170,000	2,058
					165,328
Information Technology (26.5%)
Advanced Semiconductor Engineering Inc. Cvt.	0.000%	9/5/18	USD	3,800	4,743
Alps Electric Co. Ltd. Cvt.	0.000%	3/25/19	JPY	180,000	1,788
ASM Pacific Technology Ltd. Cvt.	2.000%	3/28/19	HKD	18,000	2,604
AU Optronics Corp. Cvt.	0.000%	10/13/15	USD	3,200	3,488
Bottomline Technologies de Inc. Cvt.	1.500%	12/1/17	USD	6,320	7,276
1 Canadian Solar Inc. Cvt.	4.250%	2/15/19	USD	2,615	2,528
Cap Gemini SA Cvt.	0.000%	1/1/19	EUR	1,657	2,612
1 Cardtronics Inc. Cvt.	1.000%	12/1/20	USD	14,855	12,989
Ciena Corp. Cvt.	0.875%	6/15/17	USD	25,490	25,012
1 Ciena Corp. Cvt.	3.750%	10/15/18	USD	9,550	12,308
1 Citrix Systems Inc. Cvt.	0.500%	4/15/19	USD	21,825	22,302
1 Concur Technologies Inc. Cvt.	0.500%	6/15/18	USD	20,855	22,784
1 Cornerstone OnDemand Inc. Cvt.	1.500%	7/1/18	USD	12,070	13,006
1 CSG Systems International Inc. Cvt.	3.000%	3/1/17	USD	4,075	5,119
Davis and Henderson Corp. Cvt	6.000%	9/30/18	CAD	4,653	5,273
Econocom Group Cvt.	1.500%	1/15/19	EUR	3,105	4,548
Epistar Corp. Cvt.	0.000%	8/7/18	USD	3,900	4,703
1 Finisar Corp. Cvt.	0.500%	12/15/33	USD	17,625	19,377
Hanwha SolarOne Co. Ltd. Cvt.	3.500%	1/15/18	USD	2,563	2,433
Indra Sistemas SA Cvt.	1.750%	10/17/18	EUR	3,000	4,552
Intel Corp. Cvt.	2.950%	12/15/35	USD	13,765	16,449
Intel Corp. Cvt.	3.250%	8/1/39	USD	9,020	12,882
Ixia Cvt.	3.000%	12/15/15	USD	2,720	2,747
1 JDS Uniphase Corp. Cvt.	0.625%	8/15/33	USD	18,625	18,497
Lam Research Corp. Cvt.	0.500%	5/15/16	USD	26,424	31,048
Mentor Graphics Corp. Cvt.	4.000%	4/1/31	USD	12,515	15,300
Micron Technology Inc. Cvt.	3.000%	11/15/43	USD	30,885	36,406
1 NetSuite Inc. Cvt.	0.250%	6/1/18	USD	7,027	7,233
Nihon Unisys Ltd. Cvt.	0.000%	6/20/16	JPY	350,000	3,620
1 NQ Mobile Inc. Cvt.	4.000%	10/15/18	USD	10,920	7,316
1 NVIDIA Corp. Cvt.	1.000%	12/1/18	USD	34,835	39,538
ON Semiconductor Corp. Cvt.	2.625%	12/15/26	USD	25,537	29,719

Convertible Securities Fund

					Face	Market
			Maturity		Amount	Value
		Coupon	Date	Currency	(000)	($000)
	Photronics Inc. Cvt.	3.250%	4/1/16	USD	7,947	8,851
1	Proofpoint Inc. Cvt.	1.250%	12/15/18	USD	9,280	10,231
	Salesforce.com Inc. Cvt.	0.250%	4/1/18	USD	28,305	31,454
1	SanDisk Corp. Cvt.	0.500%	10/15/20	USD	34,435	41,968
	Semiconductor Manufacturing International
	Corp. Cvt.	0.000%	11/7/18	USD	4,200	4,452
1	SINA Corp. Cvt.	1.000%	12/1/18	USD	1,810	1,631
	Take-Two Interactive Software Inc. Cvt.	1.000%	7/1/18	USD	10,000	11,781
	Take-Two Interactive Software Inc. Cvt.	1.750%	12/1/16	USD	1,149	1,447
	TTM Technologies Inc. Cvt.	1.750%	12/15/20	USD	13,180	13,781
1	Vishay Intertechnology Inc. Cvt.	2.250%	11/15/40	USD	4,145	4,845
1	Vishay Intertechnology Inc. Cvt.	2.250%	5/15/41	USD	10,735	10,111
	Web.com Group Inc. Cvt.	1.000%	8/15/18	USD	12,965	15,534
1	WebMD Health Corp. Cvt.	1.500%	12/1/20	USD	10,320	10,784
	WebMD Health Corp. Cvt.	2.500%	1/31/18	USD	6,690	6,786
1	Yandex NV Cvt.	1.125%	12/15/18	USD	2,980	2,773
						576,629
Materials (2.6%)
	African Minerals Ltd. Cvt.	8.500%	2/10/17	USD	2,000	1,845
	APERAM Cvt.	2.625%	9/30/20	USD	2,400	3,953
	Buzzi Unicem SpA Cvt.	1.375%	7/17/19	EUR	3,700	5,694
	Cemex SAB de CV Cvt.	4.875%	3/15/15	USD	3,302	4,163
	Glencore Finance Europe SA Cvt.	5.000%	12/31/14	USD	3,000	3,280
	Logo Star Ltd. Cvt.	1.500%	11/22/18	HKD	26,000	3,668
	RTI International Metals Inc. Cvt.	1.625%	10/15/19	USD	14,955	14,815
	RTI International Metals Inc. Cvt.	3.000%	12/1/15	USD	7,780	8,193
	Salzgitter Finance BV Cvt.	2.000%	11/8/17	EUR	4,650	7,017
[1,2]	ShengdaTech Inc. Cvt.	6.500%	12/15/15	USD	305	3
	Toray Industries Inc. Cvt.	0.000%	8/31/21	JPY	440,000	4,563
						57,194
Telecommunication Services (0.1%)
	Inmarsat plc Cvt.	1.750%	11/16/17	USD	2,000	2,803

Utilities (1.0%)
	CEZ MH BV Cvt.	0.000%	8/4/17	EUR	800	1,138
	ENN Energy Holdings Ltd. Cvt.	0.000%	2/26/18	USD	4,000	5,028
	Northland Power Inc. Cvt.	5.000%	6/30/19	CAD	3,666	3,500
	Parpublica - Participacoes Publicas SGPS SA	5.250%	9/28/17	EUR	2,850	4,495
	Suez Environnement Co.	0.000%	2/27/20	EUR	2,336	3,625
	YTL Corp. Finance Labuan Ltd. Cvt.	1.875%	3/18/15	USD	4,200	4,415
						22,201
Total Convertible Bonds (Cost $1,790,686)						1,932,785

Convertible Securities Fund

			Market
			Value■
	Coupon	Shares	($000)
Convertible Preferred Stocks (8.6%)
Consumer Staples (0.2%)
Bunge Ltd. Pfd.	4.875%	37,900	3,975

Energy (3.9%)
1 Chesapeake Energy Corp. Pfd.	5.750%	16,490	19,860
Energy XXI Bermuda Ltd. Pfd.	5.625%	41,450	10,667
Goodrich Petroleum Corp. Pfd.	5.375%	359,000	19,453
Halcon Resources Corp. Pfd.	5.750%	16,750	17,755
SandRidge Energy Inc. Pfd.	7.000%	59,600	6,318
SandRidge Energy Inc. Pfd.	8.500%	95,410	10,495
			84,548
Financials (1.6%)
Crown Castle International Corp. Pfd.	4.500%	250,600	26,188
Wintrust Financial Corp. Pfd.	5.000%	7,530	8,937
			35,125
Health Care (1.0%)
Alere Inc. Pfd.	3.000%	72,840	22,508

Industrials (0.9%)
Continental Airlines Finance Trust II Pfd.	6.000%	90,170	4,503
Genesee & Wyoming Inc. Pfd.	5.000%	121,740	15,575
			20,078
Materials (0.1%)
ArcelorMittal Pfd.	6.000%	98,100	2,278

Telecommunication Services (0.9%)
Iridium Communications Inc. Pfd.	6.750%	27,290	8,801
1 Iridium Communications Inc. Pfd.	7.000%	101,800	10,778
			19,579
Total Convertible Preferred Stocks (Cost $165,273)			188,091
Temporary Cash Investment (2.7%)
Money Market Fund (2.7%)
3 Vanguard Market Liquidity Fund (Cost $57,601)	0.112%	57,601,005	57,601
Total Investments (100.1%) (Cost $2,013,814)			2,178,751
Other Assets and Liabilities (-0.1%)
Other Assets			34,398
Liabilities			(35,694)
			(1,296)
Net Assets (100%)
Applicable to 152,522,576 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			2,177,455
Net Asset Value Per Share			$14.28

Convertible Securities Fund

At May 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	1,902,551
Undistributed Net Investment Income	7,376
Accumulated Net Realized Gains	100,956
Unrealized Appreciation (Depreciation)
Investment Securities	164,937
Forward Currency Contracts	1,635
Foreign Currencies	—
Net Assets	2,177,455

■See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2014, the aggregate value of these securities was $606,049,000, representing 27.8% of net assets.
2 Non-income-producing security—interest payments in default.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
REIT—Real Estate Investment Trust.
CAD—Canadian dollars.
CHF—Swiss francs.
EUR—Euro.
GBP—British pounds.
HKD—Hong Kong dollars.
JPY—Japanese Yen.
KRW—Korean won.
SEK—Swedish krona.
SGD—Singapore dollars.
USD—United States dollars.
See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Statement of Operations

Six Months Ended
May 31, 2014
($000)
Investment Income
Income
Dividends	4,820
Interest[1]	21,806
Total Income	26,626
Expenses
Investment Advisory Fees—Note B
Basic Fee	3,576
Performance Adjustment	(1,558)
The Vanguard Group—Note C
Management and Administrative	2,093
Marketing and Distribution	180
Custodian Fees	41
Shareholders’ Reports	15
Trustees’ Fees and Expenses	2
Total Expenses	4,349
Net Investment Income	22,277
Realized Net Gain (Loss)
Investment Securities Sold	106,080
Foreign Currencies and Forward Currency Contracts	1,531
Realized Net Gain (Loss)	107,611
Change in Unrealized Appreciation (Depreciation)
Investment Securities	5,260
Foreign Currencies and Forward Currency Contracts	(2,963)
Change in Unrealized Appreciation (Depreciation)	2,297
Net Increase (Decrease) in Net Assets Resulting from Operations	132,185
1 Interest income from an affiliated company of the fund was $36,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	May 31,	November 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	22,277	44,334
Realized Net Gain (Loss)	107,611	158,830
Change in Unrealized Appreciation (Depreciation)	2,297	119,384
Net Increase (Decrease) in Net Assets Resulting from Operations	132,185	322,548
Distributions
Net Investment Income	(40,524)	(46,333)
Realized Capital Gain[1]	(135,778)	(48,619)
Total Distributions	(176,302)	(94,952)
Capital Share Transactions
Issued	170,916	431,189
Issued in Lieu of Cash Distributions	159,516	84,161
Redeemed	(169,310)	(325,061)
Net Increase (Decrease) from Capital Share Transactions	161,122	190,289
Total Increase (Decrease)	117,005	417,885
Net Assets
Beginning of Period	2,060,450	1,642,565
End of Period[2]	2,177,455	2,060,450

1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $40,382,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $7,376,000 and $23,298,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	May 31,	Year Ended November 30,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$14.64	$12.95	$12.12	$13.85	$12.12	$8.86
Investment Operations
Net Investment Income	.149	. 333.407		.451	.555	.475
Net Realized and Unrealized Gain (Loss)
on Investments	.738	2.101	1.134	(.752)	1.742	3.211
Total from Investment Operations	.887	2.434	1.541	(.301)	2.297	3.686
Distributions
Dividends from Net Investment Income	(. 282)	(. 355)	(. 534)	(. 474)	(. 567)	(. 426)
Distributions from Realized Capital Gains	(. 965)	(. 389)	(.177)	(. 955)	—	—
Total Distributions	(1.247)	(.744)	(.711)	(1.429)	(.567)	(.426)
Net Asset Value, End of Period	$14.28	$14.64	$12.95	$12.12	$13.85	$12.12

Total Return[1]	6.50%	19.65%	13.18%	-2.89%	19.39%	42.55%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,177	$2,060	$1,643	$1,680	$1,733	$1,715
Ratio of Total Expenses to
Average Net Assets[2]	0.41%	0.63%	0.52%	0.59%	0.68%	0.72%
Ratio of Net Investment Income to
Average Net Assets	2.10%	2.41%	3.23%	3.36%	4.08%	4.65%
Portfolio Turnover Rate	87%	101%	82%	90%	103%	103%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.15%), 0.07%, (0.04%), 0.03%, 0.12%, and 0.12%.

See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Notes to Financial Statements

Vanguard Convertible Securities Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency

Convertible Securities Fund

contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended May 31, 2014, the fund’s average investment in forward currency contracts represented 15% of net assets, based on quarterly average notional amounts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2010–2013), and for the period ended May 31, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at May 31, 2014, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Convertible Securities Fund

B. Oaktree Capital Management, L.P., provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a composite index weighted 70% Bank of America Merrill Lynch All US Convertibles Index and 30% Bank of America Merrill Lynch Global 300 Convertibles ex-US Index (hedged). For the six months ended May 31, 2014, the investment advisory fee represented an effective annual basic rate of 0.34% of the fund’s average net assets before a decrease of $1,558,000 (0.15%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2014, the fund had contributed capital of $227,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.09% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of May 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	274	—	—
Convertible Bonds	—	1,922,849	9,936
Convertible Preferred Stocks	—	188,091	—
Temporary Cash Investments	57,601	—	—
Forward Currency Contracts—Assets	—	2,457	—
Forward Currency Contracts—Liabilities	—	(822)	—
Total	57,875	2,112,575	9,936

Convertible Securities Fund

E. At May 31, 2014, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
UBS AG	7/23/14	USD	189,894	EUR	137,660	2,247
UBS AG	7/23/14	USD	54,518	JPY	5,590,775	(420)
UBS AG	7/23/14	USD	32,278	GBP	19,193	120
UBS AG	7/23/14	USD	24,320	HKD	188,510	3
UBS AG	7/23/14	USD	22,309	CAD	24,640	(384)
UBS AG	7/23/14	USD	9,394	SGD	11,805	(18)
UBS AG	7/23/14	USD	3,822	CHF	3,381	45
UBS AG	7/23/14	USD	2,039	SEK	13,378	42
						1,635

CAD—Canadian dollar.
CHF—Swiss franc.
EUR—Euro.
GBP—British pound.
HKD—Hong Kong dollar.
JPY—Japanese yen.
SEK—Swedish krona.
SGD—Singapore dollar.
USD—U.S. dollar.

At May 31, 2014, the counterparty had deposited in segregated accounts securities with a value of $2,315,000 in connection with amounts due to the fund for open forward currency contracts.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended May 31, 2014, the fund realized net foreign currency gains of $1,181,000, (including the foreign currency component on sales of foreign currency denominated bonds), which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

Convertible Securities Fund

Certain of the fund’s convertible preferred stock investments are treated as debt securities for tax purposes. During the six months ended May 31, 2014, the fund realized gains of $81,000 from the sale of these securities, which are included in distributable net investment income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

Certain of the fund’s convertible bond investments are in securities considered to be “contingent payment debt instruments,” for which any realized gains increase (and all or part of any realized losses decrease) income for tax purposes. During the six months ended May 31, 2014, the fund realized net gains of $1,063,000 from the sale of these securities, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

At May 31, 2014, the cost of investment securities for tax purposes was $2,013,930,000. Net unrealized appreciation of investment securities for tax purposes was $164,821,000, consisting of unrealized gains of $188,855,000 on securities that had risen in value since their purchase and $24,034,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended May 31, 2014, the fund purchased $895,542,000 of investment securities and sold $913,404,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:
	Six Months Ended	Year Ended
	May 31, 2014	November 30, 2013
	Shares	Shares
	(000)	(000)
Issued	12,174	31,218
Issued in Lieu of Cash Distributions	11,699	6,509
Redeemed	(12,094)	(23,843)
Net Increase (Decrease) in Shares Outstanding	11,779	13,884

I. Management has determined that no material events or transactions occurred subsequent to May 31, 2014, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended May 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Convertible Securities Fund	11/30/2013	5/31/2014	Period
Based on Actual Fund Return	$1,000.00	$1,065.04	$2.11
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.89	2.07

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.41%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Convertible Securities Fund has renewed the fund’s investment advisory arrangement with Oaktree Capital Management, L.P. (Oaktree). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Oaktree, founded in 1995, specializes in managing convertible securities. The advisor uses a bottom-up investment approach to select convertible securities that it believes have the best balance of upside potential and downside protection. Discipline is key to the fund’s management; Oaktree invests predominantly in convertibles possessing an attractive combination of conversion and income features—true hybrid securities—and sells the issues when their characteristics become too similar to those of conventional bonds or common stocks. Oaktree has advised the fund since 1996.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Oaktree in determining whether to approve the advisory fee, because Oaktree is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Conversion Premium. The average percentage by which the weighted average market price of the convertible securities held by a fund exceeds the weighted average market price of their underlying common stocks. For example, if a stock is trading at $25 per share and a bond that is convertible into the stock is trading at a price equivalent to $30 per share of stock, the conversion premium is 20% ($5 ÷ $25 = 20%).

Credit Quality. For this report, credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. Credit-quality ratings are obtained from S&P.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Market Exposure. A measure that reflects a fund’s security investments excluding any holdings in short-term reserves.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Convertibles Composite Index: CS First Boston Convertible Securities Index through November 30, 2004; Bank of America Merrill Lynch All US Convertibles Index (formerly Bank of America Merrill Lynch All Convertibles-All Qualities Index) through December 31, 2010; and 70% Bank of America Merrill Lynch All US Convertibles Index and 30% Bank of America Merrill Lynch Global 300 Convertibles ex-US Index (hedged) thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2009–2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Chairman of the Board
Chairman and Chief Executive Officer (retired 2009)	of Hillenbrand, Inc. (specialized consumer services),
and President (2006–2008) of Rohm and Haas Co.	and of Oxfam America; Director of SKF AB (industrial
(chemicals); Director of Tyco International, Ltd.	machinery), Hyster-Yale Materials Handling, Inc.
(diversified manufacturing and services), Hewlett-	(forklift trucks), the Lumina Foundation for Education,
Packard Co. (electronic computer manufacturing),

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q822 072014

Item 2: Code of Ethics.

Not Applicable.

Item 3:

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not. Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CONVERTIBLE SECURITIES FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: July 17, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CONVERTIBLE SECURITIES FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: July 17, 2014
VANGUARD CONVERTIBLE SECURITIES FUND

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: July 17, 2014

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.